Exhibit 77(c)


                Matters submitted to a Vote of Security Holders

On October 25, 2007, a Special Meeting of Shareholders for ING GET U.S. Core Portfolio - Series 1 was held at which the shareholders were asked to approve the following proposals: (2) a "Manager-of-Managers" arrangement for the Portfolio to permit the Portfolio's investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Portfolio's shareholders and (3) the conversion of the Portfolio's investment objective from "fundamental" to "non-fundamental.

                                                                    Shares voted
                                                Shares voted         against or       Shares           Total Shares
                                 Proposal            for              withheld       abstained            Voted
                                 --------            ---              --------       ---------            -----
ING GET U.S. Core
Portfolio - Series 1                2           9,378,532.079           0.000          0.000           9,378,532.079
                                    3           9,378,532.079           0.000          0.000           9,378,532.079

On October 25, 2007, a Special Meeting of Shareholders for ING GET U.S. Core Portfolio - Series 2 was held at which the shareholders were asked to approve the following proposals: (2) a "Manager-of-Managers" arrangement for the Portfolio to permit the Portfolio's investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Portfolio's shareholders and (3) the conversion of the Portfolio's investment objective from "fundamental" to "non-fundamental.

                                                                    Shares voted
                                                Shares voted         against or       Shares           Total Shares
                                 Proposal            for              withheld       abstained            Voted
                                 --------            ---              --------       ---------            -----
ING GET U.S. Core
Portfolio - Series 2                2           6,802,539.283           0.000          0.000           6,802,539.283
                                    3           6,802,539.283           0.000          0.000           6,802,539.283

On October 25, 2007, a Special Meeting of Shareholders for ING GET U.S. Core Portfolio - Series 3 was held at which the shareholders were asked to approve the following proposal: (3) the conversion of the Portfolio's investment objective from "fundamental" to "non-fundamental.

                                                                    Shares voted
                                                Shares voted         against or       Shares           Total Shares
                                 Proposal            for              withheld       abstained            Voted
                                 --------            ---              --------       ---------            -----
ING GET U.S. Core
Portfolio - Series 3                3           9,521,808.090        332,391.684      35,355.356       9,889,555.130

On October 25, 2007, a Special Meeting of Shareholders for ING GET U.S. Core Portfolio - Series 4 was held at which the shareholders were asked to approve the following proposal: (3) the conversion of the Portfolio's investment objective from "fundamental" to "non-fundamental.

                                                                    Shares voted
                                                Shares voted         against or       Shares           Total Shares
                                 Proposal            for              withheld       abstained            Voted
                                 --------            ---              --------       ---------            -----
ING GET U.S. Core
Portfolio - Series 4                3           4,069,061.448         9,347.198      178,544.104       4,256,952.750

On October 25, 2007, a Special Meeting of Shareholders for ING GET U.S. Core Portfolio - Series 5 was held at which the shareholders were asked to approve the following proposal: (3) the conversion of the Portfolio's investment objective from "fundamental" to "non-fundamental.

                                                                    Shares voted
                                                Shares voted         against or       Shares           Total Shares
                                 Proposal            for              withheld       abstained            Voted
                                 --------            ---              --------       ---------            -----
ING GET U.S. Core
Portfolio - Series 5                3           2,729,912.402        31,489.158        0.000            2,761,401.560

On October 25, 2007, a Special Meeting of Shareholders for ING GET U.S. Core Portfolio - Series 6 was held at which the shareholders were asked to approve the following proposal: (3) the conversion of the Portfolio's investment objective from "fundamental" to "non-fundamental.

                                                                    Shares voted
                                                Shares voted         against or       Shares           Total Shares
                                 Proposal            for              withheld       abstained            Voted
                                 --------            ---              --------       ---------            -----
ING GET U.S. Core
Portfolio - Series 6                3           4,541,156.779        93,010.287       203,027.362       4,837,194.428

On October 25, 2007, a Special Meeting of Shareholders for ING GET U.S. Core Portfolio - Series 7 was held at which the shareholders were asked to approve the following proposal: (3) the conversion of the Portfolio's investment objective from "fundamental" to "non-fundamental.

                                                                    Shares voted
                                                Shares voted         against or       Shares           Total Shares
                                 Proposal            for              withheld       abstained            Voted
                                 --------            ---              --------       ---------            -----
ING GET U.S. Core
Portfolio - Series 7                3           3,414,211.881        47,827.021       62,396.729        3,524,435.631

On October 25, 2007, a Special Meeting of Shareholders for ING GET U.S. Core Portfolio - Series 8 was held at which the shareholders were asked to approve the following proposal: (3) the conversion of the Portfolio's investment objective from "fundamental" to "non-fundamental.

                                                                    Shares voted
                                                Shares voted         against or       Shares           Total Shares
                                 Proposal            for              withheld       abstained            Voted
                                 --------            ---              --------       ---------            -----
ING GET U.S. Core
Portfolio - Series 8                3           2,184,937.211        535,364.889      0.000            2,720,302.100

On October 25, 2007, a Special Meeting of Shareholders for ING GET U.S. Core Portfolio - Series 9 was held at which the shareholders were asked to approve the following proposal: (3) the conversion of the Portfolio's investment objective from "fundamental" to "non-fundamental.

                                                                    Shares voted
                                                Shares voted         against or       Shares           Total Shares
                                 Proposal            for              withheld       abstained            Voted
                                 --------            ---              --------       ---------            -----
ING GET U.S. Core
Portfolio - Series 9                3           2,081,169.264           0.000         0.000            2,081,169.264

On October 25, 2007, a Special Meeting of Shareholders for ING GET U.S. Core Portfolio - Series 10 was held at which the shareholders were asked to approve the following proposal: (3) the conversion of the Portfolio's investment objective from "fundamental" to "non-fundamental.

                                                                    Shares voted
                                                Shares voted         against or       Shares           Total Shares
                                 Proposal            for              withheld       abstained            Voted
                                 --------            ---              --------       ---------            -----
ING GET U.S. Core
Portfolio - Series 10               3            991,041.571         445,744.176      41,948.700        1,478,734.447

On October 25, 2007, a Special Meeting of Shareholders for ING GET U.S. Core Portfolio - Series 11 was held at which the shareholders were asked to approve the following proposal: (3) the conversion of the Portfolio's investment objective from "fundamental" to "non-fundamental.

                                                                    Shares voted
                                                Shares voted         against or       Shares           Total Shares
                                 Proposal            for              withheld       abstained            Voted
                                 --------            ---              --------       ---------            -----
ING GET U.S. Core
Portfolio - Series 11               3           2,560,938.352           0.000          0.000            2,560,938.352

On October 25, 2007, a Special Meeting of Shareholders for ING GET U.S. Core Portfolio - Series 12 was held at which the shareholders were asked to approve the following proposal: (3) the conversion of the Portfolio's investment objective from "fundamental" to "non-fundamental.

                                                                    Shares voted
                                                Shares voted         against or       Shares           Total Shares
                                 Proposal            for              withheld       abstained            Voted
                                 --------            ---              --------       ---------            -----
ING GET U.S. Core
Portfolio - Series 12               3           4,010,790.514        214,194.248      206,761.975       4,431,746.737

On October 25, 2007, a Special Meeting of Shareholders for ING GET U.S. Core Portfolio - Series 13 was held at which the shareholders were asked to approve the following proposal: (3) the conversion of the Portfolio's investment objective from "fundamental" to "non-fundamental.

                                                                    Shares voted
                                                Shares voted         against or       Shares           Total Shares
                                 Proposal            for              withheld       abstained            Voted
                                 --------            ---              --------       ---------            -----
ING GET U.S. Core
Portfolio - Series 13               3           6,652,904.127        268,226.556      313,642.223       7,234,772.906

On October 25, 2007, a Special Meeting of Shareholders for ING GET U.S. Core Portfolio - Series 14 was held at which the shareholders were asked to approve the following proposal: (3) the conversion of the Portfolio's investment objective from "fundamental" to "non-fundamental.

                                                                    Shares voted
                                                Shares voted         against or       Shares           Total Shares
                                 Proposal            for              withheld       abstained            Voted
                                 --------            ---              --------       ---------            -----
ING GET U.S. Core
Portfolio - Series 14               3          11,474,511.408        553,739.528      503,967.784       12,532,218.720